UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 6, 2017

NEW YORK COMMUNITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31565	06-1377322
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

615 Merrick Avenue, Westbury, New York 11590
 (Address of principal executive offices)

(516) 683-4100
 (Registrant's telephone number, including area code)

Not applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

CURRENT REPORT ON FORM 8-K

Item 5.07    Submission of Matters to a Vote of Security Holders

(a)
The annual meeting of shareholders of New York Community Bancorp, Inc. was held on June 6, 2017, with 443,641,946, or approximately 90.71%, of the outstanding common shares entitled to vote represented in person or by proxy.

(b)            The matters considered and voted on by the Company's shareholders at the annual meeting, and the vote itself, were as follows:

1.	The following individuals were elected as directors, each for a three-year term, by the following vote:

Name	Shares Voted For	Shares Voted Against	Votes Withheld

Dominick Ciampa	300,439,740	23,596,201	1,686,736
Leslie D. Dunn	307,624,342	16,280,730	1,817,605
Lawrence Rosano, Jr.	310,002,422	13,754,402	1,965,853
Robert Wann	280,640,331	42,430,183	2,652,163

There were 117,919,269 broker non-votes on this proposal.

2.	The appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017 was ratified by the following vote:

Shares Voted For	Shares Votes Against	Abstentions
435,452,139	6,433,794	1,756,013

              There were no broker non-votes on this proposal.

3.
The results of the vote to re-approve the performance measures set forth in the New York Community Bancorp, Inc. 2012 Stock Incentive Plan, which was originally approved by shareholders in 2012, was as follows:

Shares Voted For	Shares Voted Against	Abstentions
304,126,698	18,808,155	2,787,824

There were 117,919,269 broker non-votes on this proposal.

4.	The results of the vote to approve, on a non-binding advisory basis, the compensation of New York Community Bancorp, Inc.'s Named Executive Officers were as follows:

Shares Voted For	Shares Voted Against	Abstentions
158,065,473	159,857,655	7,799,550

          There were 117,919,269 broker non-votes on this proposal.

5.	Shareholders recommended, on a non-binding advisory basis, that the advisory vote on the compensation of the Named Executive Officers should occur every year, based on the following votes:

	Shares Voted For
One Year	Two Years	Three Years	Abstentions
255,775,413	2,338,191	64,349,052	3,260,021

There were 117,919,269 broker non-votes on this proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2017	NEW YORK COMMUNITY BANCORP, INC.

/s/ Ilene A. Angarola
Executive Vice President
and Director, Investor Relations